SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event report): March 30, 2000

                        VETERINARY CENTERS OF AMERICA, INC.
                 (Exact Name of Registrant as Specified in Charter)

                 Delaware             1-10787         95-4097995
              (State of Other       (Commission      (IRS Employer
              Jurisdiction of      File Number)     Identification
              Incorporation)                             No.)

                           12401 West Olympic Boulevard
                              Los Angeles, California
                     (Address of Principal Executive Officers)


                                   90064-1022
                                   (Zip Code)


                                 (310) 584-6500
                         (Registrant's Telephone Number)


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     ITEM 5. OTHER EVENTS

     Reference is made to the press release of Registrant, issued on March 31, 2000, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.

     ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  EXHIBITS.
               The following exhibit is filed with the report on Form 8-K:

               Exhibit 99.1. Press Release of Registrant dated March 31,2000


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 31, 2000           VETERINARY CENTERS OF AMERICA, INC.


                                By:  /S/ TOMAS FULLER
                                    --------------------------------------------
                                       Name:   Tomas Fuller
                                       Title:  Chief Financial Officer


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